SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest reported): November 13, 2002
Banyan Corporation
(Exact name of registrant as specified in its chapter)

OREGON	000-26065	84-1346327
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1925 Century Park East, Suite 500, Los Angeles, California 90067-2700
----------------------------------------------------------------------
(address of principal executive offices)(Zip Code)

Registrant's telephone number, with area code: (800) 808-0899

ITEM 1. Changes in Control of Registrant

Not Applicable

ITEM 2. Acquisition or Disposition of Assets

Effective October 30, 2002, the Registrant sold its wholly-owned subsidiary, DoubleCase Corporation to Global Case Corporation, an unrelated entity. This Current Report on Form 8-K includes pro forma information pursuant to the disposition of DoubleCase Corporation.

ITEM 3. Bankruptcy or Receivership

Not Applicable

ITEM 4. Changes in Registrant’s Certifying Accountant

Not Applicable

ITEM 5. Other Events and Regulation FD Disclosure

Not Applicable

ITEM 6. Resignations of Registrant’s Directors

Not Applicable

ITEM 7. Financial Statements and Exhibits

(b) Pro forma financial information

Attached hereto is the unaudited condensed pro forma consolidated balance sheet as of June 30, 2002, the unaudited condensed pro forma consolidated statement of operations for the six months ended June 30, 2002, and the unaudited condensed pro forma consolidated statement of operations for the year ended December 31, 2001, reflecting the disposition of DoubleCase Corporation, and including the notes to the unaudited condensed pro forma consolidated financial statements.

(c) Exhibits

2.1 Agreement for Sale of Shares

BANYAN CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2002 AND
YEAR ENDED DECEMBER 31, 2001

On October 30, 2002, the Registrant sold all of the common shares of its wholly-owned subsidiary, DoubleCase Corporation ("DoubleCase") to Global Case Corporation. The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the sale of DoubleCase as if it had occurred on June 30, 2002. The accompanying unaudited condensed pro forma consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001, give effect to the sale as if it had occurred on January 1, 2002 and January 1, 2001, respectively. The pro forma adjustments are recorded to exclude the operations of DoubleCase from the consolidated statements of operations of the Registrant for the periods presented.

The unaudited condensed pro forma consolidated financial statements do not purport to be indicative of the financial position or results of operations that actually would have occurred had the transaction occurred before October 30, 2002, or to project the Registrant's financial position or results of operations to any future period.

BANYAN CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED BALANCE SHEET
JUNE 30, 2002

		Pro Forma		Pro Forma
	Banyan	Disposition of		Banyan
	Corporation	DoubleCase		Corporation
	and Subsidiaries	Corporation		and Subsidiary

	(Historical)

Assets:
Current assets
Cash and cash equivalents	$3,003	$(2,903)	(a)	$100
Accounts receivable	19,683	(19,683)	(a)
Inventories	20,471	(20,471)	(a)
Trading securities	13,766			13,766

Total current assets	56,923	(43,057)		13,866

Furniture, fixtures and equipment, net	4,329	(4,329)	(a)

Goodwill	52,000			52,000
Other assets, net	6,586	(6,586)	(a)

	58,586	(6,586)		52,000

	$119,838	$(53,972)		$65,866

Liabilities and stockholders' deficit
Current Liabilities
Accounts payable	$458,460	$(143,161)	(a)	$315,299
Accrued salaries and related expenses	150,658	(17,698)	(a)	132,960
Accrued interest	301,668	(270,231)	(a)	31,437
Other liabilities	141,346	(17,696)	(a)	123,650
Notes and other payables	450,472	(95,233)	(a)	355,239

Total liabilities, all current	1,502,604	(544,019)		958,585

Stockholders equity (deficit)	(1,382,766)	490,047	(a)	(892,719)

	$119,838	$(53,972)		$65,866

BANYAN CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2002

		Pro Forma		Pro Forma
	Banyan	Disposition of		Banyan
	Corporation	DoubleCase		Corporation
	and Subsidiaries	Corporation		and Subsidiary

	(Historical)
Sales, net	$139,790	$(139,790)	(a)

Cost of Sales	68,280	(68,280)	(a)

Gross Margin	71,510	(71,510)

Selling, General and
administrative expenses	520,591	(191,398)	(a)	$329,193

Loss from Operations	(449,081)	119,888		(329,193)

Other Income ( Expense)	(50,233)	15,813	(a)	(34,420)

Net Loss	$(499,314)	$135,701		$(363,613)

Net loss per share
basic and diluted	$(0.03)			$(0.03)

Weighted average number of
common shares outstanding
basic and diluted	14,462,908			14,462,908

BANYAN CORPORATION AND SUBSIDIARIES
UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2001

		Pro Forma		Pro Forma
	Banyan	Disposition of		Banyan
	Corporation	DoubleCase		Corporation
	and Subsidiaries	Corporation		and Subsidiary

	(Historical)
Sales, net	$409,425	$(409,425)	(a)

Cost of Sales	175,075	(175,075)	(a)

Gross Margin	234,350	(234,350)

Selling, General and
administrative expenses	1,046,249	(391,479)	(a)	$654,770

Loss from Operations	(811,899)	157,129		(654,770)

Other Income ( Expense)	(158,510)	14,238	(a)	(144,272)

Net Loss	$(970,409)	$171,367		$(799,042)

Net loss per share
basic and diluted	$(0.08)			$(0.07)

Weighted average number of
common shares outstanding
basic and diluted	11,744,684			11,744,684

BANYAN CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED CONDENSED
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
SIX MONTHS ENDED JUNE 30, 2002 AND YEAR ENDED DECEMBER 31, 2001

On October 30, 2002, the Registrant sold all of the common shares of its wholly-owned subsidiary, DoubleCase Corporation ("DoubleCase") to Global Case Corporation, an unaffiliated entity, which results in a pro forma increase in stockholders’ equity of approximately $490,000 at June 30, 2002. The accompanying unaudited condensed pro forma consolidated balance sheet gives effect to the sale of DoubleCase as if it had occurred on June 30, 2002. The accompanying unaudited condensed pro forma consolidated statements of operations for the six months ended June 30, 2002 and the year ended December 31, 2001, give effect to the sale as if it had occurred on January 1, 2002 and January 1, 2001, respectively. The pro forma adjustments are recorded to exclude the operations of DoubleCase from the consolidated statements of operations of the Company for the periods presented.

Pro forma adjustments consist of the following:

Entry (a):

To reflect the disposition of DoubleCase.

ITEM 8. CHANGES IN FISCAL YEAR.

Not Applicable

ITEM 9. REGULATION FD DISCLOSURE.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANYAN CORPORATION
(Registrant)

Date:	November 13, 2002	/s/Michael J. Gelmon
Michael J. Gelmon
Chief Executive Officer and Director

Exhibt 2.1

THIS AGREEMENT made effective the 30th day of October 2002.

BETWEEN:

Banyan Corporation, a body corporate,
(hereinafter referred to as the "Vendor")

- and -

Global Case Corporation, a body corporate,
(hereinafter referred to as the "Purchaser")

A G R E E M E N T

PREAMBLE

          WHEREAS the Vendor is the registered and beneficial owner of all the issued and outstanding shares in the capital stock of Doublecase Corporation (hereinafter referred to as the the “Corporation”);

          AND WHEREAS the Vendor has agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Vendor the subject shares.

          NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the sum of One ($1.00) Dollar now paid each to the other (the receipt and sufficiency of which is hereby acknowledged) and of the mutual covenants and agreements herein contained, the parties do hereby mutually covenant and agree as follows:

ARTICLE I

1.1 Definitions

In this Agreement unless there is something in the subject matter or context inconsistent therewith:

(a)	Closing Date means the 30th day of October 2002;
(b)	Corporation means Doublecase Corporation, a body corporate duly incorporated under the laws of the state of Kansas;
(c)	Subject Shares means all the issued and outstanding shares in the capital of the Corporation,

1.2 Preamble

The parties hereby confirm and ratify the matters contained and referred to in the preamble to this Agreement and agree that same are expressly incorporated into and form part of this Agreement.

ARTICLE II

2.1 Purchase and Sale

The Vendor covenants and agrees to sell to the Purchaser and the Purchaser covenants and agrees to purchase from the Vendor the Subject Shares, at and for a purchase price of One ($1.00) Dollar on the terms and conditions herein set out.

2.2 Payment of Purchase Price

The purchase price for the Subject Shares and Shareholder's Loans, shall be paid as follows:

(a) One ($1.00) dollar cash on Closing.

ARTICLE III

3.1 Representations and Warranties

The Vendor acknowledges and confirms that the Purchaser is relying upon the representations and warranties of the Vendor in connection with the purchase by the Purchaser of the Subject Shares herein provided for and the Vendor represents, warrants and covenants with the Purchaser as follows:

(a)	The Corporation is a private company duly incorporated, properly organized, validly existing, in good standing, and qualified to carry on business under the laws of the State of Kansas:
(b)	The Vendor is the beneficial owner of the Subject Shares and the Subject Shares are fully paid and non-assessable;
(c)	The Subject Shares are now and will be as at the Closing Date free and clear of all liens, charges, encumbrances and security interests whatsoever;
(d)
No person, firm or corporation now has or at the Closing Date will have any agreement or option or any right capable of becoming an agreement for the purchase from the Vendor of any of the Subject Shares or any agreement or option or any right capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares of the Corporation;

(e)	The Vendor has disclosed fully, to the Purchaser, the financial condition of the Corporation together with all liabilities thereof;

(f)
The Agreement herein constitutes a valid and binding obligation of the Vendor and to the best of the Vendor’s knowledge, all transactions contemplated herein will not result in any violation of any of the terms and conditions of the Articles of Incorporation of the Corporation or of any indenture or other agreement to which the Corporation or the Vendor may be a party or by which either of them may be bound and does not constitute a default thereunder;

(g)	No representation by the Vendor in this Agreement contains or will contain any knowingly untrue statement or knowingly omits or will omit to state any material fact.

The representations and warranties contained in this paragraph 3.1 hereof shall survive the closing of the purchase and sale of the Subject Shares herein provided for and notwithstanding such closing shall continue and remain in full force and effect for the benefit of the Purchaser.

ARTICLE IV

4.1 Conditions Precedent of Purchaser

The obligation of the Purchaser to complete the transaction contemplated by this Agreement and to pay for the Subject Shares of the Vendor is subject to the following conditions precedent, which if not met at the Closing Date shall relieve the Purchaser of any and all obligation hereunder and shall allow the Purchaser to terminate this Agreement:

(a)	That the representations, warranties and covenants of the Vendor, set forth herein shall be true, complete and correct as at the Closing Date;
(b)
That all necessary steps and proceedings as approved by counsel for the Purchaser shall be taken to permit all of the Subject Shares to be duly and regularly transferred to the Purchaser or its nominee;

(c)	That at the Closing Date all necessary steps shall be taken so that members of the Board of Directors of the Corporation shall consist of nominees of the Purchaser;

ARTICLE V

5.1 Closing

At the time of closing on the Closing Date, being October 30th, 2002

(a)
the Vendor will deliver certificates representing the Subject Shares duly endorsed for transfer to the Purchaser or its nominee and will cause such transfer of such shares to be duly and validly recorded in the books of the Corporation;

(b)
all necessary corporate actions and proceedings as are approved by counsel for the Purchaser shall be taken to permit the due and valid transfer of the Subject Shares from the Vendor to the Purchaser at the Closing Date;

(c)	the charter documents, minute books, seal and all other papers and books of the Corporation shall be delivered to the Purchaser;
(d)	the Purchaser shall pay the balance of the purchase price specified in paragraph 2.2 herein.

5.2 Purchaser’s Covenants at Closing

At the time of Closing being October 30th, 2002 the Vendor shall:

(a)	take all necessary steps to approve this transaction and have the shares transferred to the Purchaser

ARTICLE VI

6.1 Further Assurances

The parties hereto and each of them do hereby covenant and agree to do such things and execute such further documents, agreements and assurances as may be necessary or advisable from time to time in order to carry out the terms and conditions of this Agreement in accordance with their true intent.

6.2 Entire Agreement

This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the parties and there are no warranties, representations or other agreements among the parties in connection with the subject matter hereof except as specifically set forth herein.

6.3 Amendments

This Agreement may be altered or amended in any of its provisions when any such changes are reduced to writing and signed by the parties hereto but not otherwise.

6.4 No Waiver

No consent or waiver, express or implied, by either party to or of any breach or default by the other party in the performance by the other party of its obligations hereunder shall be deemed or construed to be a consent or waiver to or of any other breach or default in the performance of obligations hereunder by such party hereunder. Failure on the part of either party to complain of any act or failure to act of the other part or to declare the other party in default, irrespective of how long such failure continues, shall not constitute a waiver by such party of its rights hereunder.

6.5 Place of Closing

The sale and purchase of the Subject Shares shall be closed at the offices of the Vendor’s legal counsel at 5:00 o'clock in the afternoon, Pacific Daylight Time on the Closing Date or on such other date, at such other time, in such other place as may be agreed upon.

6.6 Time of Essence

Time shall be of the essence of this Agreement and of every part hereof.

6.7 Headings

The headings in this Agreement have been inserted for reference and as a matter of convenience only and in no way define, limit or enlarge the scope or meaning of this Agreement or any provisions hereof.

6.8 Singular, Plural and Gender

Wherever the singular, plural, masculine, feminine or neuter is used throughout this Agreement the same shall be construed as meaning the singular, plural, masculine, feminine, neuter, body politic or body corporate where the fact or context so requires and the provisions hereof and all covenants herein shall be construed to be joint and several when applicable to more than one party.

6.9 Enurement

This Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

6.10 Agreement signed by Facsimile and in Counterpart

This Agreement may be signed in counterpart and by facsimile and such method execution shall be valid and binding upon the parties.

6.11 Jurisdiction

This Agreement shall be governed in accordance with the laws of the State of California and the parties hereto irrevocably attorn to the exclusive jurisdiction of the Courts of California with respect to any legal matters arising herefrom.

          IN WITNESS WHEREOF the corporate parties have hereunto affixed their corporate seals duly attested to by the hands of their properly authorized officers in that behalf and the individual parties have executed this Agreement all on the day and year first above written.

Global Case Corporation

Per: /s/ Thomas Jones

Banyan Corporation

Per: /s/ Michael Gelmon